UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 6, 2015
Date of Earliest Event Reported: March 4, 2015

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 4, 2015, Vertex Energy, Inc. (the “Company”, “we” and “us”), Vertex Energy Operating, LLC, our wholly-owned subsidiary (“Vertex Operating”), Vertex Refining OH, LLC, a wholly-owned subsidiary of Vertex Operating, Warren Ohio Holdings Co., LLC, f/k/a Heartland Group Holdings, LLC (“Heartland”) and Warren Distribution, Inc., entered into a Third Amendment to Asset Purchase Agreement (the “Third Amendment”), which amended the October 21, 2014 Asset Purchase Agreement by and among the parties, which was previously amended by the First Amendment to Purchase Agreement dated November 26, 2014 and the Second Amendment to Purchase Agreement dated December 5, 2014.  The transactions contemplated by the Asset Purchase Agreement closed on December 5, 2014.

Pursuant to the Third Amendment, the parties agreed to extend the date that we are required to file a registration statement to register shares of common stock issued by us to Heartland in connection with the closing of the Asset Purchase Agreement to within 135 days of the closing (which date was previously 90 days from the closing) and that we are required to use commercially reasonable efforts to obtain effectiveness of the registration statement within 30 days of the filing date if the Securities and Exchange Commission (“SEC”) does not review the registration statement or within 105 days of the filing date if the SEC does review the registration statement filing.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The Third Amendment also confirmed the number of additional shares of common stock we are required to issue to Heartland in connection with a true-up of the inventory acquired at closing versus the inventory required to be delivered at closing.  Pursuant to the true-up, any additional amount owed by us to Heartland for inventory at closing (less amounts already paid for at closing) was to be paid in shares of our restricted common stock, based on the volume weighted average prices of our common stock on the NASDAQ Capital Market on the ten (10) trading days immediately prior to closing, which totaled $3.56.  An aggregate of an additional $200,000 was owed to Heartland in connection with the inventory true-up and as such, the parties confirmed pursuant to the Third Amendment that Heartland would be due an additional 56,180 shares of restricted common stock ($200,000 divided by $3.56), which shares we anticipate issuing shortly after the date of this filing.

We plan to claim an exemption from registration for the issuance described above pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance will not involve a public offering, the recipient is an “accredited investor”, the recipient will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities will not be registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

2.1(1)	Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (October 21, 2014)
2.2(2)	First Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (November 26, 2014)
2.3(3)	Second Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (December 5, 2014)
2.4*
Third Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Warren Ohio Holdings Co., LLC, f/k/a Heartland Group Holdings, LLC (March 4, 2015)

* Filed herewith.

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on October 28, 2014, and incorporated herein by reference.

(2) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on December 1, 2014, and incorporated herein by reference.

(3) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on December 9, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: March 6, 2015	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

2.1(1)	Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (October 21, 2014)
2.2(2)	First Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (November 26, 2014)
2.3(3)	Second Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (December 5, 2014)
2.4*
Third Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Warren Ohio Holdings Co., LLC, f/k/a Heartland Group Holdings, LLC (March 4, 2015)

* Filed herewith.

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on October 28, 2014, and incorporated herein by reference.

(2) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on December 1, 2014, and incorporated herein by reference.

(3) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on December 9, 2014, and incorporated herein by reference.